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                                                                    EXHIBIT 99.2

                                  OUR COMPANY

     We are a Delaware corporation incorporated in 1935. In October 1999, we became a wholly owned subsidiary of El Paso through the merger of Sonat Inc. with El Paso. Our primary business consists of the interstate transportation and storage of natural gas. We conduct our business activities through our natural gas pipeline system, a storage facility and a terminalling facility.

  THE SOUTHERN NATURAL GAS SYSTEM

     The Southern Natural Gas system consists of approximately 8,200 miles of pipeline with a design capacity of approximately 2,829 million cubic feet per day ("MMcf/d"). During 2001, 2000 and 1999, our average throughput was 1,877 billion British thermal units per day ("BBtu/d"), 2,132 BBtu/d and 2,077 BBtu/d. Our interstate pipeline system extends from gas fields in Texas, Louisiana, Mississippi, Alabama and the Gulf of Mexico to markets in Louisiana, Mississippi, Alabama, Florida, Georgia, South Carolina and Tennessee, including the metropolitan areas of Atlanta and Birmingham. We are the principal pipeline supplier to the growing southeastern markets of Alabama and Georgia. Along our system, we have approximately 60 billion cubic feet ("Bcf") of underground natural gas storage capacity.

     Under our tariff, which is governed by the Federal Energy Regulatory Commission ("FERC"), shippers pay us on the basis of stated rates for transportation, storage and related services ("Transportation Services"). Approximately 92% of our revenue is attributable to a capacity reservation or a demand charge paid by firm customers. These firm shippers are obligated to pay a monthly demand charge, regardless of the amount of natural gas they transport or store, for the term of their contracts. The remaining 8% of our Transportation Services revenue is attributable to charges based on the volumes of gas actually transported or stored on the pipeline system.

     We have approximately 260 firm and interruptible customers, including distribution and industrial customers, electric generation companies, gas producers, other gas pipelines and gas marketing and trading companies. We provide transportation services in both our gas supply and market areas. We have approximately 170 firm transportation contracts with a weighted average remaining contract term of five years. Substantially all of our firm transportation capacity currently available in our two largest market areas is fully subscribed through mid-2005. Our pipeline system connects with multiple pipelines that provide our shippers with access to diverse sources of supply and various natural gas markets served by these pipelines.

  SOUTHERN LNG INC.

     Our wholly owned subsidiary, Southern LNG, owns a liquefied natural gas receiving terminal, located on Elba Island, near Savannah, Georgia, capable of achieving a peak sendout of 675 MMcf/d and a base load sendout of 446 MMcf/d. In September 2001, we announced plans to expand the peak sendout capacity of the Elba Island Facility by 540 MMcf/d and the base load sendout by 360 MMcf/d. The expansion will cost approximately $145 million and has a planned in-service date of late 2005.

  BEAR CREEK STORAGE

     We also own a 50% interest in Bear Creek Storage Company ("Bear Creek"), which owns and operates an underground natural gas storage facility located in Louisiana. The facility has a capacity of 50 Bcf of base gas and 58 Bcf of working storage. Bear Creek's working storage capacity is committed equally to Tennessee Gas Pipeline, our affiliate, and our gas system under long-term contracts.

                             OBJECTIVE AND STRATEGY

     Our objective is to be a leading natural gas transporter to the southeastern United States while generating consistent returns. Our strategy involves (i) providing safe, reliable delivery of natural gas to our customers,
(ii) building strong customer relationships by delivering value to our customers, and (iii) remaining a high value provider of transportation services between natural gas basins in Texas, Louisiana, Mississippi, Alabama and the Gulf of Mexico and our delivery markets in Louisiana, Mississippi, Alabama, Florida, Georgia, South Carolina and Tennessee.

     Our ability to reliably deliver gas is an important factor in our strategy. We endeavor to achieve safe and reliable operating standards by reinvesting a portion of the cash flows that we generate in maintenance and expansion projects that enhance our delivery capabilities, and by providing storage capacity on our system in order to efficiently handle seasonal and peak capacity demands that are typical of natural gas consumption in the southeastern United States.

     In addition, we endeavor to build and strengthen our relationships with customers. To effect this element of our strategy, we seek to provide FERC-approved value-enhancing services, such as capacity segmentation, flexible receipts and deliveries, "park and loan" services for shippers and aggregation of services to maximize use of firm contract quantities.

     We are dedicated to maintaining effective cost controls in order to maximize our return on capital. Controlling costs improves our ability to renew expiring contracts or remarket that capacity at acceptable profit margins.

                                THE TRANSACTION

     Concurrently with this offering, El Paso, our parent, will contribute to us all of its 50% interest in Citrus Corp., a Delaware corporation ("Citrus"). As part of the transaction, we will distribute to El Paso intercompany receivables with a book value of $305 million and approximately $295 million cash from the net proceeds of this offering. The remaining net proceeds from this offering, which are estimated to be approximately $95 million, will be retained by us. This contribution and the distributions are collectively referred to as the "Transaction." The closing of the Transaction is conditioned upon the closing of this offering.


                         CITRUS CORP. AND SUBSIDIARIES

     Citrus serves as the holding company for Florida Gas Transmission Company ("FGT"), Citrus Trading Corp. ("Citrus Trading") and Citrus Energy Services, Inc. ("CESI"). As of September 30, 2002, Citrus had assets totaling over $3.8 billion and stockholders' equity of approximately $1.2 billion. Citrus' revenues were approximately $315 million and $259 million for the nine months ended September 30, 2002 and 2001, respectively. Citrus' headquarters are located in Houston, Texas and an FGT marketing office is located in Maitland, Florida.

     FGT operates a 4,800 mile interstate pipeline system that transports natural gas for third parties under the regulation of the FERC. FGT's pipeline system, extending from south Texas to south Florida, includes an extensive network within Florida. FGT's customers consist of electric utilities, independent power producers, cogeneration facilities, municipal generators, local distribution companies, and industrial customers.

     Citrus Trading is a non-regulated enterprise engaged in the purchase and sale of natural gas to local distribution customers and to end users located primarily in Florida. Citrus Trading has historically been involved primarily in sales and purchase contracts of physical natural gas tied to natural gas basis indices such as Henry Hub. While Citrus Trading continues to manage its existing portfolio of contracts, it has not engaged in any new contracts since the mid-1990s. Citrus' board of directors has determined that Citrus Trading will not enter into any new purchase or sales contracts, except those spot sales necessary to cover its excess natural gas supply.

     CESI is a non-regulated enterprise that has historically provided engineering design, construction, and operating and maintenance services for a fee, primarily to affiliates and customers of FGT and Citrus Trading. In the future, CESI intends for its business activities to consist primarily of providing operating and maintenance services to its affiliates and third parties.

     Prior to the closing of the Transaction, El Paso and Enron Corp. each own 50% of the capital stock of Citrus. Enron Corp. is currently a debtor in a Chapter 11 proceeding in bankruptcy. Enron Corp. has announced an intention to evaluate the sale of its ownership interests in Citrus.

                              OWNERSHIP STRUCTURE

     Following this offering and the Transaction described above under the caption "The Transaction," the ownership structure of Southern Natural Gas and Citrus will be as set forth below:


                         --------------------------------
                         |                              |
                         |     El Paso Corporation      |
                         |                              |
                         --------------------------------
                                    |
                                    |  100%
                                    |

                         --------------------------------
                         |                              |
                         | Southern Natural Gas Company |
                         |                              |
                         --------------------------------

                                    |
                                    |  50%
                                    |

---------------                    ----------------
|             |                    |              |
| Enron Corp. |        50%         | Citrus Corp. |
|             | -----------------  |              |
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                                          |
                                          |
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            |                             |               |
 ------------------------    -------------------   ------------------
 |                      |    |                 |   |                |
 |    Florida Gas       |    |  Citrus Energy  |   |                |
 | Transmission Company |    |  Services, Inc. |   | Citrus Trading |
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